FOR OFFICE USE ONLY
(SEAL) NORTH DAKOTA BUSINESS        (STAMP)RECEIVED        ---------------------
       OR FARMING CORPORATION              JAN 04 2001     ID# 16,570,700
       ARTICLES OF INCORPORATION           SEC.OF STATE    WD# 827127
       SECRETARY OF STATE                                  Filed By 1/4/01 By TM
       sfn 16812 (4-00)                                    ---------------------


FILING FEES                              ATTACHMENTS
-----------                              -----------
Filing                        30.00      *Registered Agant Consent:
Consent of Registered Agent   10.00       The Articles of Incorporation must be
Minimum License Fee           50.00       accompanied by a signed consent of the
Additional License Fees                   registered agent.
(Equal to $10.00 for every               *Initial report for farming of ranching
additional $10,000 in excess              required of corporations engaged in
of $80,000)                               farming or ranching.


           SEE REVERSE SIDE FOR FEES, FILING AND MAILING INSTRUCTIONS The undersigned natural persons of the age of eighteen years or more, acting as incorporators, adopt the following Articles of Incorporation according to:

(check one)    (X) North Dakota Business Corporation Act (North Dakota Century
                   Code, Chapter 10-19.1)
               ( ) North Dakota Corporate or Limited Liability Company Farming
                   Act (North Dakota Century Code, Chapter 10-06.1)
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Article 1.   Name of Corporation
             ADM ENTERPRISES, Inc.
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Article 2.A. Name of Registered Agent          B.Federal ID/Social Security # of
                                                 Registered Agent
             Ardell Dion Mees                    ###-##-####
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          C. Complete Address of Registered Agent (Street/RR, PO Box, City,
             State, Zip + 4) May not be only a post office box.
             2021 Nth 3rd St.  Bismarck, ND 58501-1743
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Article 3.   The corporation shall be effective:
                 (check one)     (X) When filed with the Secretary of State
                                 ( ) Later on ___________________
                                                (month,day,year)
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Article      4. Purposes for which the Corporation is organized are general business purposes, OR:
             For any lawful purpose,



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Article 5.A. Aggregate number of shares the     B.Par value per share authorized
             corporation has authority            by corporation
             to issue 25,000.00                   .001
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          C. If shares are divided into classes, they are classified as follows:
             Class                # of Shares                Par Value per share
             -----                -----------                -------------------
             -----                -----------                -------------------
             -----                -----------                -------------------
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Article 6.   Other provisions elected for inclusion:


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Article 7.   The name and address of each incorporator:

NAME                 Street/RR      PO Box   City     State    Zip+4
----                 ---------      ------   ----     -----    -----
Ardell Dion Mees     2021 Nth 3rd St   -     Bismarck   ND     58501-1743
Tammera Anne Mees    2021 Nth 3rd St   -     Bismarch   ND     58501-1743

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"The above named incorporators have read the foregoing Articles of
Incorporation, know the contents, and believe the statements made therein to be true,"

/s/Ardell D. Mees        1-4-01            /s/Tammera Anne Mess        1-4-01
-------------------------------            -------------------------------------
Original Signature         Date            Original Signature            Date


-------------------------------            -------------------------------------
Original Signiture         Date            Original Signature            Date
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Name of person to contact about these articles               Daytime telephone #

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